As filed with the U.S. Securities and Exchange Commission on June 24, 2025.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRAPHJET TECHNOLOGY
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

GRAPHJET TECHNOLOGY

c/o Lot 3895, Lorong 6D, Kampung Baru Subang
Seksyen U6, 40150 Shah Alam
Selangor, Malaysia
+60 018 272 7799

NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To be held at [10:00] a.m. E.S.T. on [July 21, 2025]

[—, 2025]

TO THE SHAREHOLDERS OF GRAPHJET TECHNOLOGY:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders (the “Shareholders”) of Graphjet Technology, a Cayman Islands exempted company (“we”, “us”, “our” or the “Company”) to be held on [July 21, 2025], at [10:00] a.m. Eastern Standard Time.

The Extraordinary General Meeting will be a completely virtual meeting, which will be conducted via live webcast and by telephone access. You will be able to attend the Extraordinary General Meeting online, vote, and submit questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/graphjettech/2025. To attend the Extraordinary General Meeting by telephone, you may utilize the following:

Telephone access:
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

The accompanying proxy statement dated [    ] 2025 (the “Proxy Statement”) is first being mailed to shareholders of the Company on or about [July 3], 2025 and is being furnished to you in connection with the solicitation by the Company’s board of directors (the “Board”), of proxies for the Extraordinary General Meeting of Shareholders and any adjournments thereof.

Details regarding the Extraordinary General Meeting, the business to be conducted at the Extraordinary General Meeting, and information about the Company that you should consider when you vote your Ordinary Shares are described in this proxy statement.

All references to “Ordinary Shares” herein shall mean the Class A Ordinary Shares of US$0.0001 per share, the Class B Ordinary Shares of US$0.0001 per share and the Preference Shares of US$0.0001 per share of the Company.

At the Extraordinary General Meeting, we will ask Shareholders to consider and vote upon the following proposals:

1.      Proposal No 1. — The Share Capital Reorganization Proposal — to approve, as an ordinary resolution, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below).

2.      Proposal No. 2 — The Share Consolidation Proposal — subject to and immediately following the Share Capital Reorganization being effected, to approve, as an ordinary resolution, in accordance with article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary share, par value $0.0001 per share, of the Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-70 and not greater than 1-for-120 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board, to be effective on a date on or prior to [    ], 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that a shareholder holding every 70 to 120 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.007 to US$0.012 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the A&R M&A in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation would be rounded up to the nearest whole share.

In respect of any and all fractional entitlements to the issued consolidated shares of the Company resulting from the Share Consolidation, the Board be authorized to settle as it considers expedient any difficulty which arises in relation to the Share Consolidation, including but without prejudice to the generality of the foregoing: rounding up fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation to the nearest whole share, and/or capitalizing all or any part of any amount for the time being standing to the credit of any reserve or fund of the Company (including its share premium account and profit and loss account) whether or not the same is available for distribution and applying such sum in paying up unissued shares to be issued to the shareholders of the Company to round up any fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation.

3.      Proposal No. 3 — The Charter Amendment Proposal — immediately following the Share Capital Reorganization being effected, to approve, as a special resolution, the proposal to adopt amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s Articles, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares.

4.      Proposal No. 4 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”, and together with the Share Consolidation Proposal, the Share Capital Amendment Proposal and the Charter Amendment Proposal, the “Proposals”).

The Board has determined that approval of the matters to be considered at the Extraordinary General Meeting is in the best interests of the Company and its Shareholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote “FOR” each matter to be considered.

We hope you will be able to attend the Extraordinary General Meeting. Whether you plan to attend the Extraordinary General Meeting or not, it is important that you read this Proxy Statement and submit your completed proxy as soon as possible. You may vote in person over the internet, or by mail as described in the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

If you have any questions regarding how to vote, please contact our proxy solicitation agent:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
855-414-2266
Email:
GTI@laurelhill.com

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

Sincerely,
/s/ Chris Lai
Chris Lai
Chief Executive Officer

Date of Mailing of Notice of Extraordinary General Meeting and Proxy Materials:

[—], 2025

GRAPHJET TECHNOLOGY
PROXY STATEMENT
FOR THE
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TIME:        [10:00 a.m.], Eastern Standard Time

DATE:        [July 21], 2025

PLACE:     The Extraordinary General Meeting will be a completely virtual meeting, which will be conducted via live webcast and by telephone access. You will be able to attend the Extraordinary General Meeting online, vote, and submit questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/graphjettech/2025. To attend the Extraordinary General Meeting by telephone, you may utilize the following:

Telephone access:
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

PROPOSAL NO. 1 — THE SHARE REORGANIZATION PROPOSAL

1.      IT IS RESOLVED, AS AN ORDINARY RESOLUTION THAT, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below) be approved.

PROPOSAL NO. 2 — THE SHARE CONSOLIDATION PROPOSAL

2.      IT IS RESOLVED, AS AN ORDINARY RESOLUTION THAT, subject to and immediately following the Share Capital Reorganization being effected, pursuant to article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary share, par value $0.0001 per share, of the Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-70 and not greater than 1-for-120 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board to be effective on a date on or prior to [    ], 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that all shareholders holding every 70 to 120 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.007 to US$0.012 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the Memorandum and Articles in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation to be rounded up to the nearest whole share be approved.

PROPOSAL NO. 3 — THE CHARTER AMENDMENT PROPOSAL

3.      IT IS RESOLVED, AS A SPECIAL RESOLUTION THAT, immediately following the Share Capital Reorganization being effected, the Company shall adopt the amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

4.      IT IS RESOLVED, AS AN ORDINARY RESOLUTION THAT, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

WHO MAY VOTE:

You may vote if you were the record owner of any Ordinary Shares of the Company as of the close of business on [June 20], 2025 (the “Record Date”).

If you are a Shareholder entitled to attend and vote at this Extraordinary General Meeting, you may appoint a proxy or proxies to vote on your behalf. A proxy need not be a Shareholder of the Company.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE EXTRAORDINARY GENERAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE ONLINE AT THE EXTRAORDINARY GENERAL MEETING OR BY SUBMITTING A PROXY FOR THE EXTRAORDINARY GENERAL MEETING.

GRAPHJET TECHNOLOGY
PROXY STATEMENT FOR THE
EXTRAORDINARY GENERAL MEETING
GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is being furnished to the shareholders of Graphjet Technology, a Cayman Islands exempted company (the “Company,” “we,” “us,” and “our”) on behalf of the board of directors of the Company (the “Board”) in connection with the solicitation of proxies for use at the Extraordinary General Meeting of shareholders of the Company (the “Extraordinary General Meeting”) to be held on [July 21], 2025, at [10:00] a.m. Eastern Standard Time, and at any adjournment. The Extraordinary General Meeting will be a completely virtual meeting, which will be conducted via live webcast and by telephone access. You will be able to attend the Extraordinary General Meeting online, vote, and submit questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/graphjettech/2025. To attend the Extraordinary General Meeting by telephone, you may utilize the following:

Telephone access:
Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

Notice of Availability of Proxy Materials

We sometimes refer to this Proxy Statement and the proxy card, together as the “Proxy Materials.” The Proxy Statement is dated [ — ], 2025 and is first being mailed to the Shareholders of the Company on or about [July 3], 2025. You may read, print and download the Proxy Materials at https://www.cstproxy.com/graphjettech/2025.

Only holders of record of our Ordinary Shares at the close of business on the Record Date will receive printed Proxy Materials as well as instructions as to how to access and review all of the important information contained in the Proxy Materials electronically. It also instructs you on how you may submit your proxy by mail, or over the internet.

QUESTIONS AND ANSWERS REGARDING THE EXTRAORDINARY GENERAL MEETING

Why did I receive these materials?

The Board is soliciting your proxy to vote at the Extraordinary General Meeting, or at any adjournment thereof. Only holders of record of our Ordinary Shares as of the close of business on the Record Date, are entitled to vote at the Extraordinary General Meeting. You should review the Proxy Materials carefully as they give important information about the Proposals that will be voted on at the Extraordinary General Meeting, as well as other important information regarding the Company.

Who can vote at the Extraordinary General Meeting?

Only holders of record of our Ordinary Shares at the close of business on the Record Date will be entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof.

Holders of Record — If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Trust Company. As a holder of record, you may vote virtually at the Extraordinary General Meeting, or you may vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote your shares using one of the voting methods described in the Proxy Materials. If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. [ — ], the designated proxyholders, are members of our management.

Beneficial Owners — If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting through our webcast which can be accessed by visiting https://www.cstproxy.com/graphjettech/2025, or via telephone utilizing the following:

Within the U.S. and Canada: 1 800-450-7155(toll-free)
Outside of the U.S. and Canada: +1 857-999-9155(standard rates apply)

Conference ID:
0163498#

However, if you are not the holder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid “legal proxy” from your nominee. Please contact your nominee directly for additional information.

What are the voting rights of the holders of Ordinary Shares?

As of the Record Date, the Company had [ — ] Class A Ordinary Shares issued and outstanding, [ — ] Class B Ordinary Shares issued and outstanding and [ — ] Preference Shares issued and outstanding. As voting at the Extraordinary General Meeting will be taken on a poll; holders of Ordinary Shares are each entitled to one vote per Ordinary Share on any matter that is submitted for shareholder approval. Cumulative voting is not permitted with respect to any other matter to be considered at the Extraordinary General Meeting.

What constitutes a quorum for the Extraordinary General Meeting?

The presence at the Extraordinary General Meeting, virtually or by proxy, of one or more holders of Ordinary Shares who together hold not less than a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. As of the Record Date, there were an aggregate of [ — ] Ordinary Shares of the Company issued and outstanding, all of which are entitled to be voted at the Extraordinary General Meeting.

What proposals am I being asked to vote on at the Extraordinary General Meeting?

At the Extraordinary General Meeting, Shareholders will be asked to vote on the following proposals:

•        Proposal No. 1 — The Share Capital Reorganization Proposal — to approve, as an ordinary resolution, the re-designation and re-classification of the Company’s authorized share capital from US$50,000 divided into 479,000,000 Class A ordinary shares of US$0.0001 per share (“Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of US$0.0001 per share (“Class B Ordinary Shares”) and 1,000,000 preference shares of US$0.0001 per share (“Preference Shares”) to US$50,000 of 500,000,000 Class A ordinary shares of US$0.0001 per share with each Class A Ordinary Share, Class B Ordinary Share and Preference Share whether in issue or not, be re-designated and re-classified into the equivalent number of Class A ordinary shares of US$0.0001 (the “Share Capital Reorganization”) each having the rights and privileges attaching to such Class A Ordinary Shares as set out in, and being subject to the limitations more particularly set forth in, the Company’s A&R M&A (as defined below).

•        Proposal No. 2 — The Share Consolidation Proposal — subject to and immediately following the Share Capital Reorganization being effected, to approve, as an ordinary resolution, in accordance with article 9 of the Company’s current amended and restated memorandum and articles of association (the “Articles”), the consolidation of every issued and unissued Class A ordinary shares, par value $0.0001 per share, of the Company (the “New Class A Ordinary Shares”), at a ratio within a range of not less than 1-for-70 and not greater than 1-for-120 (the “Share Consolidation”), with the exact ratio to be determined by further action at the discretion of the Board, to be effective on a date on or prior to [    ], 2025 as may be determined by the Board and announced by the Company (the “Effective Date”), so that a shareholder holding every 70 to 120 New Class A Ordinary Shares (the “Pre-Consolidation Class A Ordinary Shares”) will hold 1 New Class A Ordinary Share of par value ranging from US$0.007 to US$0.012 each (the “Post-Consolidation Class A Ordinary Shares”), with such Post-Consolidation Class A Ordinary Shares having the same rights and being subject to the same restrictions as the Pre-Consolidation Class A Ordinary Shares as set out in the A&R M&A in effect at the time of Effective Date, and any fractional shares created as a result of the Share Consolidation would be rounded up to the nearest whole share.

In respect of any and all fractional entitlements to the issued consolidated shares of the Company resulting from the Share Consolidation, the Board be authorized to settle as it considers expedient any difficulty which arises in relation to the Share Consolidation, including but without prejudice to the generality of the foregoing: rounding up fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation to the nearest whole share, and/or capitalizing all or any part of any amount for the time being standing to the credit of any reserve or fund of the Company (including its share premium account and profit and loss account) whether or not the same is available for distribution and applying such sum in paying up unissued shares to be issued to the shareholders of the Company to round up any fractions of shares issued to or registered in the name of such shareholders of the Company following or as a result of the Share Consolidation.

•        Proposal No. 3 — The Charter Amendment Proposal — immediately following the Share Capital Reorganization being effected, to approve, as a special resolution, the proposal to adopt amended and restated memorandum and articles of association in the form annexed to this proxy statement (the “A&R M&A”) in substitution for, and to the exclusion of, the Company’s existing memorandum and articles of association, to reflect the Share Capital Reorganization, the Share Consolidation and the terms of the New Class A Ordinary Shares.

•        Proposal No. 4 — Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”, and together with the Share Consolidation Proposal, the Share Capital Amendment Proposal and the Charter Amendment Proposal, the “Proposals”).

How does the Board recommend I vote on the proposal?

The Board recommends you vote:

Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted as follows:

“FOR” the Share Capital Reorganization Proposal.

“FOR” the Share Consolidation Proposal.

“FOR” the Charter Amendment Proposal.

If necessary, “FOR” the Adjournment Proposal.

If a Shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

What are the voting requirements to approve the proposal?

The voting requirements to approve the proposals to be voted upon at the Extraordinary General Meeting, as well as the effects of votes against, abstentions and broker non-votes on the proposals, are described in the proposals.

A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner regarding the voting of the Ordinary Shares. The inspector of election for the Extraordinary General Meeting shall determine the number of Ordinary Shares represented at the Extraordinary General Meeting, the existence of a quorum and the validity and effect of proxies and shall count and tabulate ballots to assist with poll voting and votes and determine the results. Proxies received but marked as abstentions, as well as broker non-votes, will be included in the calculation of the number of Ordinary Shares considered to be present at the Extraordinary General Meeting for purposes of determining a quorum.

Is the approval of a proposal contingent on the approval of another proposal?

Yes. The Share Consolidation Proposal is contingent on the passing of The Share Reorganization Proposal.

How do I vote?

If you are a “holder of record” (that is, if your Ordinary Shares are registered in your own name with our transfer agent), you may vote using any of the voting methods described in the Proxy Materials. You may vote by proxy by mail; by internet, or, if you received printed Proxy Materials, you may refer to the instructions on the proxy card enclosed with those materials. You may also vote during the Extraordinary General Meeting via the internet at https://www.cstproxy.com/graphjettech/2025.

If you are a “beneficial owner” (that is, if you hold your shares in “street name” through a bank, broker, dealer or other nominee), you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee. The availability of Internet or telephone voting will depend upon your nominee’s voting process. If you wish to vote during the Extraordinary General Meeting, you must first obtain a legal proxy from your bank, broker, dealer or other nominee authorizing you to vote.

Can I change my vote?

Yes, you may change your vote at any time before the polls are closed at the Extraordinary General Meeting. The giving of a proxy does not eliminate the right to vote during the Extraordinary General Meeting. Shareholders have the right to revoke their proxy at any time before the exercise of that proxy by following the instructions below.

Holders of Record — If you are a “holder of record,” you may change your vote by (i) providing written notice of revocation to the Company at [ — ], (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the Extraordinary General Meeting and voting electronically. However, simply attending the Extraordinary General Meeting will not, by itself, revoke your proxy.

Beneficial Owners — If you are a “beneficial owner” of your Ordinary Shares and you have instructed your nominee to vote your Ordinary Shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending and voting at the Extraordinary General Meeting, provided you have undertaken the necessary steps to do so which can be accomplished as described above.

Subject to any revocation, all Ordinary Shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of the Board as described above.

Could other matters be decided at the Extraordinary General Meeting?

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Extraordinary General Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Extraordinary General Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

When will the results of the vote be announced?

The preliminary voting results will be announced at the Extraordinary General Meeting. The final voting results will be published in a current report on Form 6-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Extraordinary General Meeting.

Who pays for costs relating to the Proxy Materials and Extraordinary General Meeting?

The costs of preparing, assembling and mailing the Proxy Materials, along with the cost of posting the Proxy Materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

Will I have dissenters’ rights with respect to any of the matters to be presented at the Extraordinary General Meeting?

Our Shareholders do not have dissenter’s, appraisal or other similar rights in connection with any of the matters to be presented at the Extraordinary General Meeting under Cayman Islands law.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Laurel Hill (the “Proxy Solicitation Agent”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Proxy Solicitation Agent a fee of $[ — ]. The Company will also reimburse the Proxy Solicitation Agent for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, the Board and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Extraordinary General Meeting, or if you would like additional copies of this Proxy Statement, please contact the Proxy Solicitation Agent at GTI@laurelhill.com.

GENERAL OVERVIEW

We are seeking the approval of an ordinary resolution of the Shareholders to effect the Share Capital Reorganization Proposal and the Share Consolidation Proposal and the approval of a special resolution of the Shareholders to adopt the A&R M&A pursuant to the Charter Amendment Proposal. The purpose of the Proposals is to maintain the listing of our Class A Ordinary Shares on the Nasdaq Global Market.

The Company is an exempted company limited by shares incorporated under the laws of the Cayman Islands. Under the current Articles of the Company, the authorized share capital is 479,000,000 Class A Ordinary Shares of US$0.0001 par value each; 20,000,000 Class B Ordinary Shares of US$0.0001 par value each; and 1,000,000 Preference Shares of US$0.0001 each. Subject to applicable law and the provisions of the Company’s Articles, there is no limit on the number of shares of any class which the Company is authorized to issue.

The Board passed unanimous written resolutions to approve the calling of the Extraordinary General Meeting to seek the approval of an ordinary resolution and a special resolution (as applicable) of the Shareholders to effect the Proposals. If the Proposals are approved by the Shareholders, the Company will have the authority, acting by the Board in its sole discretion, without further action by the Shareholders, to effect the Share Consolidation, subject to the condition as to the ratio of the Share Consolidation, which must be a whole number between 1 for 70 to 1 for 120. Subject to the conditions above, the Board’s decision as to whether and when to effect the Share Consolidation, if approved by the Shareholders, will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Class A Ordinary Shares, actual or forecasted results of operations, and the likely effect of such results on the market price of our Class A Ordinary Shares.

The Company’s Nasdaq Listing Deficiencies

On February 21, 2025, the Company received written notice (the “Minimum Bid Price Notice”) from Nasdaq indicating that the Company no longer complies with Nasdaq Listing Rule 5550(a)(2) requiring that listed securities maintain a minimum bid price of $1 per share (the “Minimum Bid Price Rule”) based upon the Company’s closing bid price for the last 32 consecutive days. Additionally, the Minimum Bid Price Notice confirms that Rule 5550(a)(2) grants the Company 180 calendar days, or until August 20, 2025 to regain compliance. Further, the Minimum Bid Price Notice states that Nasdaq will provide confirmation of compliance and close the matter if the Company’s listed securities maintain the Minimum Bid Price for ten consecutive days at any time during the compliance period. The Minimum Bid Price Notice serves only as a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities. Though there can be no assurance that the Company will regain or maintain compliance with the Minimum Bid Price Rule, the Company is exercising diligent efforts and intends to regain compliance with the Minimum Bid Price Rule within the compliance period.

On February 28, 2025, the Company received a notification letter (the “Reports Notice”) from Nasdaq indicating that, as a result of (i) the Company’s delay in filing its Quarterly Report on Form 10-K for the period ended September 30, 2024 (the “Initial Delinquent Filing”) with the SEC and (ii) the Company’s delay in filing its Annual Report on Form 10-Q for the period ended December 31, 2024 (the “Second Delinquent Filing”), the Company is not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1). The Reports Notice states that the Company has 60 calendar days, or until April 29, 2025, to submit a plan to regain compliance with Rule 5250(c)(1) with respect to the delinquent reports. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the Initial Delinquent Filing, or until July 14, 2025, to regain compliance. The Company continues to work diligently to complete the Form 10-K and the Form 10-Q. The Reports Notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Global Market.

On March 5, 2025, the Company received a notification letter (the “MVLS Notice”) from Nasdaq which notified the Company that, for the 30 consecutive business days, the Company’s market value of listed securities (“MVLS”) closed below the $50,000,000 MVLS threshold required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until September 1, 2025 (the “MVLS Compliance Period”), to regain compliance with the MVLS Rule. The MVLS Notice notes that, to regain compliance, the Company’s MVLS must close at or above $50,000,000 for a minimum of ten consecutive business days during the MVLS Compliance Period. The MVLS Notice further notes that if the Company is unable to satisfy the MVLS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that the Company then satisfies the requirements for continued listing on that market). If the Company does not regain compliance by the end of the MVLS Compliance Period, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel. The MVLS Notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Global Market. The Company intends to actively monitor the Company’s MVLS between now and September 1, 2025, and may, if appropriate, evaluate available options to resolve the deficiencies and regain compliance with the MVLS Rule. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards.

On April 25, 2025, the Company received a notification letter (the “MVPHS Notice”) from Nasdaq notifying the Company that, for the previous 30 consecutive business days, the Company’s market value of publicly held shares (“MVPHS”) closed below the $15,000,000 MVPHS threshold required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2) (the “MVPHS Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has 180 calendar days, or until October 22, 2025 (the “MVPHS Compliance Period”), to regain compliance with the MVPHS Rule. The MVPHS Notice notes that, to regain compliance, the Company’s MVPHS must close at or above $15,000,000 for a minimum of ten consecutive business days during the MVPHS Compliance Period. The MVPHS Notice further notes that if the Company is unable to satisfy the MVPHS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that the Company then satisfies the requirements for continued listing on that market). If the Company does not regain compliance by the end of the MVPHS Compliance Period, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel. The MVPHS Notice has no immediate effect on the listing or trading of the Company’s ordinary shares on the Nasdaq Global Market. The notice does not affect the Company’s ongoing business operations or its reporting requirements with the SEC. The Company intends to actively monitor the Company’s MVPHS between now and October 22, 2025, and may, if appropriate, evaluate available options to resolve the deficiencies and regain compliance with the MVPHS Rule. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards.

In connection with the Reports Notice received on February 28, 2025, on June 4, 2025, the Company received a determination letter (the “Determination”) from Nasdaq stating that Nasdaq had determined that the Company did not provide a definitive plan evidencing its ability to achieve compliance with the Listing Rule before July 15, 2025, or 180 days following the due date of the Initial Delinquent Filing. The Determination stated that, as a result, the Company’s request for continued listing on Nasdaq was denied and that trading of the Company’s ordinary shares will be suspended at the opening of business on June 13, 2025 and that a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq. The Determination also stated that the Company is not in compliance with Listing Rule 5250(c)(1) due to the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2025. The Determination informed the Company that it may appeal the decision to a Hearings Panel (the “Panel”).

On June 11, 2025, the Company submitted an appeal to Nasdaq requesting a hearing before the Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. The Company intends to present to the Panel its plan to regain and thereafter maintain compliance with the Listing Rule. The hearing request stays the suspension of the Company’s securities and the filing of the Form 25-NSE for a period of 15 days from the date of the request. In connection with the hearing request, the Company also requested a stay of the suspension pending the hearing (the “Additional Stay”). The Company submitted the payment of a hearing fee in the amount of $20,000.00 payable to Nasdaq.

On June 12, 2025, the Company received a letter that the Staff’s determination has been stayed, pending a final written decision by the Panel. The hearing will be held on July 17, 2025. Thus, the Company’s Class A Ordinary Shares will continue to trade at least until the Company receives the written response to hearing.

Purpose of the Proposals and Consequences of Not Approving Them

The Proposals are important to the Company’s regaining compliance with the Minimum Bid Price Rule. If the Proposals are not approved by the Company’s Shareholders then the Company may not be able to regain compliance and, as a result, could cause its securities to be delisted from the Nasdaq Global Market.

The Proposals

The Proposals seek approval by way of an ordinary resolution and a special resolution (as applicable) of the Shareholders to effect the Share Capital Reorganization, the Share Consolidation and the Charter Amendment, and to give our Board flexibility to determine the ratio of the Share Consolidation in the range of 1 for 70 to 1 for 120, in order to regain compliance with the Nasdaq Minimum Bid Price Rule and maintain the Company’s Class A Ordinary Shares listed on the Nasdaq Global Market.

If the proposals presented at this Extraordinary General Meeting are not approved by shareholders, it could result in material adverse consequences for the Company. If our Class A Ordinary Shares are delisted from the Nasdaq Global Market, we may be forced to seek to have such shares traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as the Nasdaq Global Market, and therefore less desirable. If the Company’s securities are delisted from the Nasdaq Global Market, the Company could face material adverse consequences, including:

•        a limited availability of market quotation for the Company’s Class A Ordinary Shares;

•        reduced liquidity;

•        a determination that the Company’s Class A Ordinary Shares is a “penny share” which will require brokers trading in the Company’s Class A Ordinary Shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its securities;

•        a limited amount of news and analyst coverage for the Company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Additionally, the Company’s failure to become current in its public reporting obligations could have a negative impact on the Company’s ability to raise capital, as well as its reputation, brand and financial condition. Despite the efforts described above, there can be no assurance that the Company will ultimately regain compliance with all applicable requirements for continued listing.

THE PROPOSALS
TO APPROVE THE SHARE CAPITAL REORGANIZATION, SHARE CONSOLIDATION AND
CHARTER AMENDMENT

Overview

At the Extraordinary General Meeting, our Shareholders will be asked to approve, by an ordinary resolution and a special resolution (as applicable), the Share Capital Reorganization, the Share Consolidation and the adoption of the A&R M&A.

If the Share Consolidation is approved by an ordinary resolution of our Shareholders, then the exact ratio of the Share Consolidation will be set at a whole number within the range of 1 for 70 to 1 for 120 as determined by our Board in its sole discretion by the Effective Date. Our Board believes that the availability of alternative Share Consolidation ratios in the range of 1 for 70 to 1 for 120 will provide it with the flexibility to implement the Share Consolidation in a manner designed to maximize the anticipated benefits for the Company and its Shareholders. In determining the exact ratio of the Share Consolidation following the receipt of the approval of an ordinary resolutions of the shareholders, our Board may consider, among other things, factors such as:

•        the historical trading price and trading volume of our Class A Ordinary Shares;

•        the then prevailing trading price and trading volume of our Class A Ordinary Shares and the anticipated impact of the Share Consolidation on the trading market of our Class A Ordinary Shares;

•        our ability to have our Class A Ordinary Shares remain listed on the Nasdaq Global Market;

•        the anticipated impact of the Share Consolidation on our ability to raise additional financing; and

•        prevailing general market and economic conditions.

If the Share Consolidation is approved by an ordinary resolution of our Shareholders, promptly after the exact ratio of the Share Consolidation is determined by our Board, we will issue a press release announcing the Effective Date of the Share Consolidation and will file a copy of the ordinary resolution approving the Share Consolidation with the Registrar of Companies in the Cayman Islands. The Share Consolidation will become effective on a date on or prior to [    ], 2025 and upon the Board determining the exact ratio of the Share Consolidation.

Reasons for the Share Consolidation

As discussed above in “General Overview,” the proposed Share Consolidation is intended to adjust the bid price of the Class A Ordinary Shares upward in an effort to regain compliance with the Minimum Bid Price Rule. If the Share Consolidation is approved by an ordinary resolution of the Shareholders, the Board will have the authority to determine the exact ratio of the Share Consolidation by the Effective Date. Our Board believes that it is in the best interest of the Company and its Shareholders that the Board has the ability to determine, in its discretion, the exact ratio of the Share Consolidation to improve the price level of our Class A Ordinary Shares so that we are able to comply with the Minimum Bid Price Rule. However, we cannot assure you that after the Share Consolidation the market price of our Class A Ordinary Shares will increase proportionately to reflect the ratio for the Share Consolidation, that the market price of our Class A Ordinary Shares will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Share Consolidation or that we will be able to maintain our listing on the Nasdaq Global Market.

Consequences of Not Approving the Proposals

If the Proposals are not approved at the Extraordinary General Meeting, it could result in material adverse consequences for the Company. For more information, see

“General Overview — Purpose of the Proposals and Consequences of Not Approving Them.”

Potential Adverse Effects of Approving the Share Consolidation Proposal

We cannot assure you that the Share Consolidation will increase our share price and have the desired effect of restoring and maintaining compliance with the Minimum Bid Price Rule. We also cannot assure you that the Share Consolidation will guarantee the continued listing of our Class A Ordinary Shares in the Nasdaq Global Market.

The Board expects that the Share Consolidation will increase the market price of our Class A Ordinary Shares so that we are able to regain and help regain compliance with the Minimum Bid Price Rule and maintain our Class A Ordinary Shares listed on the Nasdaq Global Market. However, the effect of the Share Consolidation on the market price of our Class A Ordinary Shares cannot be predicted with any certainty, and the history of similar share consolidations or reverse share splits for companies in like circumstances is varied.

It is possible that the per share price of our Class A Ordinary Shares after the implementation of the Share Consolidation will not rise in proportion to the reduction in the number of shares of Class A Ordinary Shares outstanding, and the market price per share after the Share Consolidation may not exceed or remain in excess of $1.00 per share for a sustained period of time. Even if we effect the Share Consolidation, the market price of our Class A Ordinary Shares may decrease due to factors unrelated to the Share Consolidation, including our future financial and operating performance. If the Share Consolidation is consummated and the trading price of our Class A Ordinary Shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Share Consolidation.

The Share Consolidation is not being proposed in response to any effort of which we are aware to accumulate our Class A Ordinary Shares or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to the Board or our Shareholders.

There are certain risks associated with the Share Consolidation, and we cannot accurately predict or assure the Share Consolidation will produce or maintain the desired results. The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Share Consolidation.

Certain Risks Associated with the Share Consolidation

Even if the Share Consolidation is effected, some or all of the expected benefits discussed may not be realized or maintained. The market price of our Class A Ordinary Shares will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The liquidity of our Class A Ordinary Shares may be harmed by the implementation of the Share Consolidation, given the reduced number of shares of Class A Ordinary Shares that would be in issue after the Share Consolidation, particularly if the share price does not increase as a result. The Board does not intend for the Share Consolidation to have any anti-takeover effects.

Principal Effects of the Share Consolidation

Class A Ordinary Shares.    If the Share Consolidation is approved by an ordinary resolution our Shareholders at the Extraordinary General Meeting, promptly after the exact ratio of the Share Consolidation is determined by our Board, the Company plans to issue a press release announcing the Effective Date of the Share Consolidation. Except for adjustments that may result from the treatment of fractional shares as described below, each issued Class A Ordinary Share will automatically be changed, as of the Effective Date, into a fraction of a share based on the ratio approved and implemented by our Board. In addition, proportional adjustments will be made to the maximum number of Class A Ordinary Shares issuable under, and other terms of, (i) our equity incentive plan, (ii) the number of shares issuable under our outstanding restricted share units and the number of shares issuable under, and the exercise price of, outstanding options (if applicable), and (iii) the number of shares issuable under, and the exercise price of, outstanding warrants (if applicable).

Except for adjustments that may result from the treatment of fractional shares of Class A Ordinary Shares, as described below, because the Share Consolidation would apply to all issued Class A Ordinary Shares, the implementation of the Share Consolidation would not alter the relative rights and preferences of Shareholders nor affect any Shareholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the issued Class A Ordinary Shares immediately before the effectiveness of the Share Consolidation will generally continue to hold two percent (2%) of the voting power of the issued Class A Ordinary Shares immediately thereafter. Moreover, the number of Shareholders of record will not be affected by the Share Consolidation.

The amendment effecting the Share Consolidation will not change the terms of our Class A Ordinary Shares. Our Class A Ordinary Shares issued upon effectiveness of the Share Consolidation will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our issued Class A Ordinary Shares. Our Class A Ordinary Shares issued under the Share Consolidation will remain fully paid and non-assessable.

Effects on the Number of Authorized Shares.    The total number of shares that we are authorized to issue will not be affected by the Share Consolidation. However, as a result of the Share Consolidation, the number of Class A Ordinary Shares in issue will be reduced in proportion to the ratio selected by our Board.

Because our Shareholders have no preemptive rights to purchase or subscribe for any of our unissued Class A Ordinary Shares, the future issuance of additional Class A Ordinary Shares will reduce our current Shareholders’ percentage ownership interest in the total issued Class A Ordinary Shares. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of Class A Ordinary Shares would dilute our projected future earnings per share, if any, and book value per share of all our issued Class A Ordinary Shares. If these factors were reflected in the market price of our Class A Ordinary Shares, the potential realizable value of a shareholder’s investment could be adversely affected. An issuance of additional Class A Ordinary Shares could therefore have an adverse effect on the potential realizable value of a Shareholder’s investment.

Effect on Warrants and other Convertible or Exchangeable Securities.    Under the terms of the Company’s outstanding warrants, the number of shares issuable upon exercise of each outstanding warrant will automatically be decreased to reflect the effect of the Share Consolidation, and the exercise price of each such warrant will automatically be adjusted by multiplying the exercise price in effect immediately before the Share Consolidation by a fraction (x) the numerator of which is the number of shares purchasable upon the exercise of the warrants immediately before the Share Consolidation and the denominator of which is the number of shares purchasable immediately after the Share Consolidation. The number of shares reserved for issuance pursuant to outstanding warrants will be adjusted proportionately based upon the ratio implemented by the Board in effecting the Share Consolidation, subject to our treatment of fractional shares. Proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares issuable upon the exercise or conversion, as applicable, of any other convertible or exchangeable securities that may entitle the holders to purchase, exchange for, or convert into, Class A Ordinary Shares. This would result in approximately the same aggregate price being required to be paid under such outstanding exercisable, convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares being delivered upon such exercise, exchange or conversion, immediately following the implementation of the Share Consolidation, as was the case immediately preceding the Share Consolidation.

Listing.    Our Class A Ordinary Shares are currently listed on the Nasdaq Global Market. The implementation of the Share Consolidation will directly affect the listing of our Class A Ordinary Shares, and we believe that the Share Consolidation could potentially increase our share price, facilitating compliance with the Minimum Bid Price Rule. Following the Share Consolidation, we intend for our Class A Ordinary Shares to continue to be listed on the Nasdaq Global Market under the symbol “GTI”, subject to our ability to continue to comply with Nasdaq rules, although our Class A Ordinary Shares would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Class A Ordinary Shares.

“Public Company” Status.    Our Class A Ordinary Shares are currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Share Consolidation will not affect our status as a public company or this registration under the Exchange Act. The Share Consolidation is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Possible Anti-Takeover Effects.    If Shareholders approve the Share Consolidation Proposal and the Board implements the Share Consolidation, the Share Consolidation could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares relative to the number of shares outstanding after effecting the Share Consolidation. A relative increase in the number of our authorized shares could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of shares in a public or private sale, merger or similar transaction would increase the number of issued Class A Ordinary Shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive shareholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital share to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to shareholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative decrease in the number of issued Class A Ordinary Shares for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional Class A Ordinary Shares to discourage efforts to obtain control of the Company if they were to arise.

Fractional Shares

We will not issue fractional shares in connection with the implementation of the Share Consolidation. If a beneficial owner of our Class A Ordinary Shares would be entitled to receive a fractional share upon completion of the Share Consolidation, we will instead round up to the nearest whole number of shares.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the Share Consolidation to holders of our Class A Ordinary Shares. This summary is based on the income tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the Share Consolidation differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Class A Ordinary Shares in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Class A Ordinary Shares whose functional currency is not the U.S. dollar, holders that hold our Class A Ordinary Shares as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Class A Ordinary Shares in connection with employment or other performance of services, or persons that do not hold our Class A Ordinary Shares as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Class A Ordinary Shares, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Class A Ordinary Shares, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Share Consolidation.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the Share Consolidation.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE SHARE CONSOLIDATION DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE SHARE CONSOLIDATION.

The Share Consolidation should be treated as a recapitalization that qualifies as a corporate “reorganization,” as defined in the Code, for United States federal income tax purposes. Therefore, subject to the limitations and qualifications set forth in this discussion and to the note below regarding the receipt of an additional fraction of a share, no gain or loss will be recognized by a holder of our Class A Ordinary Shares upon the Share Consolidation, the aggregate tax basis in the Class A Ordinary Shares received by a holder pursuant to the Share Consolidation would equal the aggregate tax basis in the Class A Ordinary Shares surrendered by such holder under the Share Consolidation, and the holding period for the Class A Ordinary Shares received by a holder under the Share Consolidation should include the holding period for the Class A Ordinary Shares surrendered by such holder under the Share Consolidation.

As noted above, we will not issue fractional shares in connection with the Share Consolidation. Instead, holders of our Class A Ordinary Shares who otherwise would be entitled to receive fractional shares of our Class A Ordinary Shares will automatically be entitled to receive an additional fraction of a Class A Ordinary Shares to round up to the next whole post-Share Consolidation Class A Ordinary Share. The U.S. federal income tax consequences of the receipt of such an additional fraction of a Class A Ordinary Shares is not clear. It may be possible that holders of our Class A Ordinary Shares who receive an additional fraction of a Class A Ordinary Shares will recognize gain, which may be characterized as either a capital gain or dividend, to the extent of the value of the fraction of a share received.

Accounting Consequences

Following the Effective Date of the Share Consolidation, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Share Consolidation.

Exchange of Shares

Shares held in Book-Entry Form

The Company’s registered shareholders may hold some or all of their shares electronically in book-entry form with our transfer agent and are provided with a statement reflecting the number of shares registered in their accounts.

•        If you hold registered shares in book-entry form, you do not need to take any action to receive Class A Ordinary Shares in registered book-entry form after the effectiveness of the Share Consolidation.

•        A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of Class A Ordinary Shares that you hold

Shares held in “Street Name”

Upon the implementation of the Share Consolidation, we intend to treat Shareholders holding our Class A Ordinary Shares in “street name,” through a bank, broker or other nominee, in the same manner as registered shareholder whose Class A Ordinary Shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the Share Consolidation for their beneficial holders holding our Class A Ordinary Shares in “street name”. However, such banks, brokers and other nominees may have different procedures than registered shareholders for processing the Share Consolidation. If you hold your Class A Ordinary Shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Appraisal Rights

Shareholders do not have dissenter or appraisal rights under the Cayman Islands law or under our Articles in connection with the Proposals.

Interests of Certain Persons in the Proposals

When you consider our Board’s recommendation to vote in favor of the Proposals, you should be aware that certain of our directors and officers have an interest in the Proposals as a result of their ownership of Class A Ordinary Shares. However, we do not believe that our directors and officers have interests in the Proposals that are different from or greater than those of any of our other shareholders.

Required Vote

The approval of the Share Reorganization Proposal and Share Consolidation Proposal requires the affirmative vote of the simple majority of the votes cast by Shareholders represented in person or by proxy at the Extraordinary General Meeting. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the Share Reorganization Proposal and the Share Consolidation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Share Reorganization Proposal and the Share Consolidation Proposal.

The approval of the Charter Amendment Proposal requires the affirmative vote of at least two-thirds of the votes cast by Shareholders represented in person or by proxy at the Extraordinary General Meeting. Shareholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the Charter Amendment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

We expect the Proposals will be considered a routine matter under applicable share exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your Ordinary Shares on the Proposals. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Extraordinary General Meeting. Broker non-votes will have the same effect as votes “AGAINST” the Proposals.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SHARE CAPITAL REORGANIZATION, THE SHARE CONSOLIDATION AND THE CHARTER AMENDMENT PROPOSALS.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Ordinary Shares as the Record Date, by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of our Ordinary Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common and/or preferred share that they beneficially own, subject to applicable community property laws. The table is based upon information supplied by officers, directors and principal shareholders, including information set forth in ownership reports filed with the SEC.

The percentages below are based on a total of [ — ] Ordinary Shares in issue as of the Record Date:

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Class A ordinary shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is Lot 3895, Lorong 6D, Kampung Baru Subang, Seksyen U6, 40150 Shah Alam, Selangor, Malaysia.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		% of Class
Directors and Named Executive Officers
Chris Lai Ther Wei	—		—
Tan Song Jie	—		—
Ang Chee Yong	—		—
Chen Siow Woon	—		—
Pwa Yee Guo	—		—
Greater than 5% Holders
Aiden Lee Ping Wei	100,789,569	(1)	[57.4]	%(2)

____________

(1)      Includes (i) 71,789,569 shares of Class A ordinary shares, par value $0.0001 (“Shares”), and (ii) 29,000,000 Shares (the “Issuable Shares”) issuable to Aiden Lee Ping Wei upon exercise of the Warrants (as defined below). The beneficial ownership described above excludes 171,000,000 Shares issuable to Aiden Lee Ping Wei upon exercise of the Warrants (the “Excluded Shares”) because the Excluded Shares underlying the Warrants are not deemed to be “beneficially owned” under applicable Securities and Exchange Commission (the “SEC”) rules. The Company’s shareholder approval is required in order for the Excluded Shares underlying the Warrants to become issuable thereunder.

(2)      Percentage is calculated based upon (i)  the Issuable Shares and (ii) the [ — ] Shares outstanding as of June [ — ], 2025.

MISCELLANEOUS

Solicitation of Proxies

We have engaged the Proxy Solicitation Agent to assist us in soliciting proxies for the Extraordinary General Meeting. We will pay the Proxy Solicitation Agent a base fee of $[ — ], plus reasonable out-of-pocket expenses. Our officers, director, employees, consultants, agents and representatives may solicit proxies in person or by telephone, fax or email. We will pay our officers, director, employees, consultants, agents and representatives no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We will pay all of the costs of soliciting these proxies.

If you have questions concerning the proposals in this proxy statement or need assistance in voting, please contact our Proxy Solicitation Agent:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
855-414-2266
GTI@laurelhill.com

Other Matters

We know of no other business that will be presented at the Extraordinary General Meeting. If any other matter properly comes before the shareholders for a vote at the Extraordinary General Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of the Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

In connection with the Extraordinary General Meeting, a number of brokers with account holders who are Company shareholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or the Company. Direct your written request to [ — ]. The Company undertakes to promptly deliver a separate set of the Proxy Materials upon receiving your written request. shareholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of Extraordinary General Meeting materials. To take advantage of this opportunity, we have summarized on one set of Extraordinary General Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted shareholder before the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Extraordinary General Meeting materials, as requested, to any shareholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Extraordinary General Meeting materials, contact Laurel Hill Advisory Group, LLC at GTI@laurelhill.com. A number of brokerage firms have instituted householding. They will have their own procedures for shareholders who wish to receive individual copies of the Proxy Materials.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Proxy Statement, including statements regarding the Company’s ability to regain compliance with Nasdaq listing standards and become current in its reporting with the Securities and Exchange Commission. The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk of not receiving shareholder approval for the proposals in this Proxy Statement, further delays in the filing of the Company’s late periodic reports and restated financial statements in amendments to prior periodic reports, the discovery of additional information regarding the error identified in the Company’s previously issued consolidated financial statements, the scope of the anticipated restatement of previously issued financial statements as a result of the error, the remediation by management and the Company’s independent registered public accounting firm of the identified material weaknesses in internal control over financial reporting, the Panel’s determination following the Company’s appeal of its delisting decision, the Panel’s decision whether or not to grant the Company various extension periods following the submission of a hearing request to regain compliance with deficiencies with various Nasdaq Listing Rules, the Company’s ability to regain compliance with various Nasdaq Listing Rules and, if applicable, any other continued listing standards and other risk factors described in the section entitled “Risk Factors” in its 10-K and other documents filed with or furnished to the SEC by the Company from time to time. These forward-looking statements speak only as of the date of this Proxy Statement. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Proxy Statement.

Annex

Amended and Restated Memorandum and Articles of Association

Annex A-1